Exhibit 99.1

2025 ANNUAL SHAREHOLDER MEETING S B F I NA NCI A L G RO U P, I NC. Resilient Roots, Visionary Growth

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2024 Highlights 3 • Net income of $11.5 million or $1.72/share • Deposit growth of $82.4 million • Loan growth of $46.5 million • ROAA 0.84%, ROAE 9.19% ROA TCE 11.34% • $261 million Residential Real Estate loans • Grew Wealth Management AUM by $45.9 million • Asset Quality Strong with NPAs covered by 274% • Ranked 8 th in number and dollar of RRE loans in greater Columbus (2023 data)

• Eight - county market share increases 94 basis points • Market valuation rises $33 million to $135 million • Expanded into an adjacent Northern Ohio market • Established seventh loan production office in Cincinnati, Ohio • Received regulatory approval for full - service in Angola, Indiana 4 Resilient Roots…Visionary Growth

2.75 2.50 2.25 2.00 1.75 1.50 1.25 1.00 0.75 0.50 0.25 0.00 0.00 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2019 2020 2021 2022 Peer Group Top Quartile* (L) 2023 2024 SBFG - EPS (R) EPS ($/Share) ROAA (%) SBFG (L) * Peer group consists of S&P 2024 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $628 million and $3.53 billion. Peer Ranking 83rd 77th Return On Average Assets (ROAA) 83rd 5 48th 62nd 62nd

RRE $1.4M / 12% Retail/PCG $4.7M / 40% Peak $0.2M / 3% Commercial/SBA $4.8M / 41% WM $0.4M / 4% CONTRIBUTIONS 2024 ASSETS UNDER MANAGEMENT $3.4 BILLION NET INCOME 2024 NET INCOME $ 11.5 MILLION COMPRISED OF: • $1.38B Commercial Bank • $1.43B Residential Sold Portfolio • $548M Wealth Management • EPS $1.72/Share Unique Qualities 6

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 7

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 8

Increase Profitability THROUGH DIVERSIFICATION OF REVENUE STREAMS $0 $5 $10 $20 $0 $15 $30 $45 $60 $75 2024 2023 2022 2021 2020 2019 29.9% 31.1% 31.5% 44.8% 45.6% 34.1% Fee/Revenue NET INCOME REVENUE (MIL) TOTAL REVENUE/NET INCOME Title Revenue Other SBA $15 Mortgage Service Charges Wealth Management Net Interest Margin Net Income $ 52.8 $66.1 $68.6 $57.6 $57.0 Revenue CAGR of 1.5% 9 $56.9

* Peer group consists of S&P Capital 2024 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $628 million and $3.53 billion 50.0% 45.0% 40.0% 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 2019 2020 SBFG 2021 Peer Median* 2024 PERCENTAGE NON - INTEREST INCOME/ REVENUE 2022 2023 Peer 75th* Increase Profitability THROUGH DIVERSIFICATION OF REVENUE STREAMS 10

$445 $694 $600 $313 $216 $261 $0 $100 $200 $300 $400 $500 $600 $700 $800 $0 $5 $10 $15 $20 $25 $30 2020 2021 2023 2024 MORTGAGE VOLUME (MIL) MORTGAGE GAIN ON SALE (MIL) MORTGAGE GAIN ON SALE/VOLUME 2019 NW Ohio 2022 Findlay Columbus Indy Total $ Originations Increase Profitability THRO UGH DIVERSIFICATION OF REVENUE STREAMS 11

Increase Profitability $508 $558 $618 $507 $502 $548 $3.1 $3.3 $3.8 $3.7 $3.5 $3.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $0 $100 $200 $300 $400 $500 $600 $700 2019 2020 2021 AUM (L) 2022 Revenue (R) 2023 2024 Wealth Management Revenue ($M) Wealth Management AUM ($M) AUM CAGR of 1.5% THROUGH DIVERSIFICATION OF REVENUE STREAMS WEALTH MANAGEMENT AUM AND REVENUE GROWTH 12

Increase Profitability $34,826 $35,930 $37,884 $39,399 $39,273 $39,922 3.82% 3.35% 3.06% 3.22% 3.16% 3.16% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% $41,000 $40,000 $39,000 $38,000 $37,000 $36,000 $35,000 $34,000 $33,000 $32,000 2019 2020 2022 2023 2024 (000’s) Net Interest Income and Margin 2021 Net Interest Income (L) NIM (R) 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 2021 2024 THRO UGH DIVERSIFICATION OF REVENUE STREAMS Liability Cost Trends 2019 2020 Interest Bearing Deposit Costs 2022 Total Deposit Costs 2023 Cost of Funds 2.48% 2.01% 1.86% 13

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 14

Marblehead Bank Acquisition 15

$1,039 $1,258 $1,331 $1,336 $1,343 $1,380 $0 $550 $1,100 $1,650 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y $12.0 $14.9 $18.3 $12.5 $12.1 $11.5 $0 $12 $24 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y $840 $1,049 $1,113 $1,087 $1,070 $1,153 $0 $750 $1,500 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y $826 $873 $830 $962 $1,000 $1,047 $0 $600 $1,200 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y TOTAL ASSETS ($M) Strengthen Market Penetration IN ALL MARKETS SERVED HISTORICAL GROWTH TOTAL LOANS ($M) TOTAL DEPOSITS ($M) NET INCOME ($M) 5.9% Asset Growth CAGR 12/31/2019 – 12/31/2024 16 4.9% Loan Growth CAGR 12/31/2019 – 12/31/2024 6.5% Deposit Growth CAGR 12/31/2019 – 12/31/2024 - 0.8% Earnings Growth CAGR 12/31/2019 – 12/31/2024

Loans (Net) 77% Cash & Due 2% Securities 15% Other 6% Commercial RE 46% HELOC 5% 1 - 4 Family 29% Agriculture 7% C&I 12% Consumer & Other 2% LOAN PORTFOLIO = $1.05 BILLION Strengthen Market Penetration IN ALL MARKETS SERVED Loan to Deposit December 2024 – 91% Top Quartile Performance TOTAL ASSETS = $1.38 BILLION 17

Borrowings 5% Deposits 84% Capital 9% Other 2% Time 23% MMDA 19% Savings 21% Interest Bearing 17% Non - Interest 21% DEPOSIT PORTFOLIO = $1.15 BILLION Strengthen Market Penetration IN ALL MARKETS SERVED Transactional deposits = 77% of total deposits Average cost of deposits = 178 bps* TOTAL FUNDING SOURCES $1.38 BILLION *December 2024 18

Strengthen Market Penetration IN ALL MARKETS SERVED $824,598 $956,541 $895,785 $814,696 $893,388 $257,753 $229,549 $156,504 $140,880 $255,509 $259,217 $582,466 $200,000 $0 $400,000 $600,000 $800,000 $1,000,000 $1,400,000 $1,200,000 2024 (000’s) Deposits 2019 2020 2021 Transaction Deposits 2022 2023 Time Deposits 19

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 20

BOWLING GREEN, TOLEDO & LAKE ERIE FULTON & WILLIAMS COUNTIES Mark D. Cassin Tyson R. Moss Chris A. Webb LIMA FINDLAY Andy S. Farley Stefan R. Hartman FORT WAYNE COLUMBUS Adam V. Graessle Expand Product Utilization 21 BY NEW AND EXISTING CUSTOMERS STRONG MARKET LEADERSHIP

0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 110,000 2015 2017 2019 Products/Services 2024 Products & Services/Household 2021 2023 Households Expand Product Utilization BY NEW AND EXISTING CUSTOMERS 22

0 200 400 600 800 1,000 1,200 1,400 0 1,000 2,000 3,000 4,000 5,000 6,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 IN - OFFICE TRANSACTIONS PER YEAR (000’s) ELECTRONIC TRANSACTIONS PER YEAR (000’s) ELECTRONIC TRANSACTIONS & IN - OFFICE TRANSACTIONS Electronic Transactions (L) In - Office Transactions (R) Acceleration of electronic transactions versus in - office transactions Expand Product Utilization BY NEW AND EXISTING CUSTOMERS ELECTRONIC 10 - YEAR CAGR OF 4.6% 23

0 2,000 4,000 6,000 8,000 10,000 2020 2021 2022 2023 2024 On - Line Banking Users Mobile Banking Users 12,000 10,000 9,000 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2020 2021 2022 2023 2024 Expand Product Utilization BY NEW AND EXISTING CUSTOMERS 24

1,712 1,636 1,312 1,409 1,364 1,514 959 811 607 737 761 890 $71.3 $99.5 $79.3 $81.6 $85.3 $92.2 $0 $20 $40 $60 $80 $100 $120 0 700 1,400 2,100 2019 2020 2021 2022 2023 2024 New Business (R) NEW BUSINESS (MIL) REFERRALS REFERRALS & NEW BUSINESS Gross (L) Closed (L) Expand Product Utilization BY NEW AND EXISTING CUSTOMERS 25

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 26

$0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 2019 2020 2021 Uninsured Deposits (L) 2022 2023 2024 CONTINGENCY LIQUIDITY ($000s) (Cash & FHLB Capacity) UNINSURED DEPOSITS ($000s) LIQUIDITY vs. UNINSURED DEPOSITS Contingency Liquidity (R) Deliver Gains in Operational Excellence % Uninsured of Total Deposits 20.5% 21.3% 20.3% 21.4% 27 24.3% 19.7%

Deliver Gains in Operational Excellence $ 1,199,107 $1,299,697 $1,362,961 $1,352,016 $1,366,667 $1,427,318 8,155 8,543 8,614 8,514 8,549 8,750 0 1,000 7,000 6,000 5,000 4,000 3,000 2,000 8,000 9,000 10,000 $0 $250,000 $500,000 $750,000 $1,000,000 $1,250,000 $1,500,000 2022 2023 2024 Number of Loans Serviced (R) NUMBER OF LOANS $ OF LOANS ($000s) 2019 2020 2021 Servicing Portfolio (L) 5 - YEAR CAGR OF 3.5% MORTGAGE SERVICING PORTFOLIO 28

Deliver Gains in Operational Excellence 13.4 14.2 15.2 14.7 14.7 14.7 0.0 9.0 6.0 3.0 12.0 15.0 18.0 2019 2020 2021 Total Risk Based Capital 2024 RATIO (%) TOTAL RISK BASED CAPITAL 2022 2023 Well Capitalized 2024 61 st Percentile 29

$9.24 $10.39 $11.59 $13.27 $15.39 $15.23 $16.30 $17.60 $17.95 $19.42 $20.66 $1.06 $1.19 $1.38 $1.74 $1.51 $1.51 $1.96 $2.56 $1.77 $1.75 $1.72 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 Earnings Per Share Tangible Book Value 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 TBV* (L) EPS (R) *Adjusted for AOCI Deliv er Gains in Operational Excellence Tax Change TBV AND EPS PERFORMANCE $22.00 $3.00 TBV 30 $20.00 CAGR of 6.3%

Deliver Gains in Operational Excellence Dividend Payout Ratio 23.84 20.41 17.19 27.12 29.71 32.56 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 Percent 2019 2020 2021 2022 2023 2024 Payout Ratio Average Annual Dividend 0.00 0.10 0.20 0.30 0.40 0.50 0.60 Dollars 10 YEAR CAGR 31 OF 12.1%

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 32

Sustain Asset Quality 1.80 1.60 1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00 18.0 16.0 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0 2019 2024 Coverage (%) Reserves (Mil $) LOAN LOSS RESERVE 2020 2021 Reserves (L) 2022 2023 Coverage (R) $1.4M Added 1/1/23 – CECL Adoption 33

Sustain Asset Quality * Peer group consists of S&P Capital 2024 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $628 million and $3.53 billion. 0.42 0.58 0.49 0.38 0.25 0.61 0.49 0.41 0.40 0.23 0.28 0.39 0.22 0.19 0.20 0.13 0.11 0.40 0.00 0.70 NON - PERFORMING ASSETS / TOTAL ASSETS 1.40 2019 2022 2023 2024 PERCENTAGE SBFG 2020 2021 Peer Group Median* Top Quartile* 34

Sustain Asset Quality * Peer group consists of S&P Capital 2024 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $628 million and $3.53 billion. - 0.05% 0.00% 0.05% 0.10% 2019 2020 2023 2024 NCOs/ AVERAGE LOANS SBFG 2021 2022 Peer Median* Top Quartile* PERCENTAGE 35

0 600 500 400 300 200 100 2019 2020 2023 2024 PERCENTAGE RESERVE TO NON - PERFORMING LOANS SBFG 2021 Median 2022 Top Quartile Sus tain Asset Quality 36 * Peer group consists of S&P Capital 2024 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $628 million and $3.53 billion.

Sustain Asset Quality $7,830 $12,995 $8,222 $5,805 $911 $8,383 $10,165 $7,111 $4,321 $3,225 1.28% $11,400 2.06% 2.42% 1.30% 0.90% $5,528 0.62% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $0 $5,000 $10,000 $15,000 $20,000 $25,000 2019 2020 Special Mention (L) 2021 2022 Classified (L) 2023 Criticized (R) 2024 (000’s) Criticized Loans 37

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 38

Thank you for joining us today! Board and Management 39